                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C, 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 19, 2000
                                                          -------------


                             Asia Web Holdings, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-27757


                    Delaware                               33-0529299
         -----------------------------------------         ----------
         (State or other jurisdiction of                   (I.R.S Employer
          incorporation or organization)                   Identification No.)


         1947 Camino Vida Roble, Suite 102, Carlsbad, California        92008
         --------------------------------------------------------------------
         (Address of principal executive offices)                   (Zip Code)


         Registrant's telephone number, including area code:   (760) 804-0023
                                                               --------------

                                Acubid.com, Inc.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT


         (a) With respect to the transaction described in ITEM 2 of this report, there has been a change in control of the Registrant represented by 44,000,000 new common shares issued by the Registrant.

                  In conjunction with the transaction, there were certain changes to the Registrant's Board of Directors. Michael Schaffer, Chairman of the Board and Chief Executive Officer will remain as Chief Executive Officer and as a member of the Board of Directors Waddy Stephenson, Director and Vice President of Technical Development and Secretary will remain in those positions. Lawrence Schaffer, Director and President did not stand for re-election and ceased to be a member of the Board of Directors upon the closing of the transaction described in ITEM 2. Mr. Lawrence Schaffer did retain his position as President.

                  Upon the closing of the transaction described in ITEM 2, six new directors, elected at the Annual Meeting of Stockholders on May 22, 2000, joined the Board of Directors. After his election and the closing, Tjahjono Soerjodibroto, an Indonesian citizen, was appointed to serve a five year term as Chairman of the Board of Directors and will receive annual compensation of $200,000 and certain stock options. Outside directors include: William Millard; Terry Giles; Raj Singam, a citizen of Singapore; Gordon Holterman; and, Bosko Djordjevic.


         (b) There are currently no arrangements that will result in a change of control of the Registrant.

                  Beneficial owners of more than 5% of the outstanding Common Stock of the Registrant, after giving effect to the transaction described in ITEM 2 of this report are as follows:

Name and Address                    Amount and                     Percentage
      of                            Nature of                         of
Beneficial Owner                    Beneficial Ownership           Ownership (1)
------------------                  --------------------           -------------

Alanberg Pte. Ltd. (2)(3)(4)        41,400,000 shares of           78.40%
20 Raffles Place #17-00             Common Stock of
Ocean Tower, Singapore              Record and Beneficially
                  048620

(1) Percentage of ownership based on voting rights associated with total outstanding common shares of 52,803,160 issued and outstanding after giving effect to the transaction described in ITEM 2 of this report.

(2) The Directors of Alanberg Pte Ltd. are as follow: Raj Singam; Dewi Gontha Sulisto; Francois Gontha; and Noorjahan Meurling.

(3) Registrant will amend this Form 8-K to provide additional information on the capital structure of Alanberg Pte. Ltd. as it becomes available.

(4) After the Closing of the transaction described in ITEM 2, Alanberg Pte Ltd sold or otherwise conveyed 2,600,000 share of the Registrant's Common Stock to Kingslake Holding Pte. Ltd.

                  After giving effect to the transaction with the Selim K. Zilkha Trust ("Zilkha Trust") described in ITEM 2, beneficial and record owners of more than 5% of the outstanding Common Stock of the Registrant, is as follows:


Name and Address                    Amount and                     Percentage
     of                             Nature of                          of
Beneficial Owner                    Beneficial Ownership           Ownership (1)
------------------                  --------------------           -------------

Alanberg Pte. Ltd. (2)(3)(4)        41,400,000 shares of           63.89%
20 Raffles Place #17-00             Common Stock of
Ocean Tower, Singapore              Record and Beneficially
                  048620

Selim K. Zilkha Trust               12,000,000 shares of           18.52%
c/o Selim K. Zilkha                 Common Stock
1001 McKinney ,                     Beneficially
Suite 1900
Houston, Texas 77002

(1) Percentage of ownership based on voting rights associated with total outstanding common shares of 64,803,160 issued and outstanding after giving effect to the transaction described in ITEM 2 of this report. This assumes the conversion of the One Million shares of the Series B Preferred Stock held by the Zilkha Trust into Five Million shares of Common Stock and the exercise of both Warrants granted to the Zilkha Trust for an additional Seven Million common shares.

(2) The Directors of Alanberg Pte Ltd. are as follow: Raj Singam; Dewi Gontha Sulisto; Francois Gontha; and Noorjahan Meurling.

(3) Registrant will amend this Form 8-K to provide additional information on the capital structure of Alanberg Pte. Ltd. as it becomes available.

(4) After the Closing of the transaction described in ITEM 2, Alanberg Pte Ltd sold or otherwise conveyed 2,600,000 share of the Registrant's Common Stock to Kingslake Holding Pte. Ltd.



ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

         (1)      Stock Purchase Agreement for the Acquisition of 90% of the
                  ----------------------------------------------------------
                  Outstanding Shares of PT. Jaring Data Interaktif
                  ------------------------------------------------

                  On March 13, 2000, the Registrant entered into a Stock Purchase Agreement with Adisatrya Surya Sulisto ("Seller" or "Sulisto"), owner of at least 90% of the issued and outstanding shares of Jaring Data Interaktif, ("JDI") wherein and whereby, the Registrant, through its wholly owned subsidiary, Acubid Acquisition Corp., was to purchase 90% of the issued and outstanding shares of JDI in exchange for 44,000,000 shares of the Registrant's Common Stock. The Stock Purchase Agreement also contemplated that an additional 5,000,000 shares of the Registrant's common stock would be issued to the Seller in the event that the Seller raised an additional $10,000,000 in capital for the Registrant.

                  On March 27, 2000, Registrant entered into an Amended and Restated Stock Purchase Agreement (the "Agreement") which replaced the Stock Purchase Agreement executed March 13, 2000. This Agreement did not differ significantly from the March 13, 2000 Stock Purchase Agreement and essentially clarified certain terms of the original agreement and expanded the representations and warranties made by the Registrant and Seller. Again, in this Agreement, the Registrant, through its wholly owned subsidiary, Acubid Acquisition Corp., was to purchase 90% of the issued and outstanding shares of JDI from Seller in exchange for 44,000,000 shares of the Registrant's common stock.

                  The Agreement also provided that Seller contemplated entering into an arrangement with the Selim K. Zilkha Trust ("Zilkha" or the "Trust") wherein the Trust would purchase 5,000,000 shares of Registrant's Common Stock in exchange for a $10,000,000 capital infusion in the Registrant. It was contemplated that this Private Placement would close simultaneously with the closing under the Agreement and after Registrant receives appropriate investment representations from Zilkha. The Agreement further provided that Zilkha, would be entitled to all the rights, remedies, and other benefits under the Agreement as Seller, on a pro rata basis. One of these other benefits included certain registration rights.

                  The Agreement granted Seller and Zilkha and any Transferee of either with registration rights that included one demand registration and an unlimited number of incidental or "piggyback" registrations. In all "piggyback" registrations contemplated by the Agreement, the Registrant was to pay all costs and expenses with the exception of underwriting commissions and discounts, transfer taxes and legal fees for the selling shareholders. As for the demand registration, the Agreement provided, that the Registrant was to pay all costs and expenses with the exception of underwriting commissions and discounts, transfer taxes and legal fees and Commission and NASD filing fee, and state securities registration and filing fees attributable solely to inclusion of the selling shareholders' stock in the registration statement.

                  Shareholder approval was required by the Agreement to complete the transaction. Additionally, shareholder approval was also required since the transaction contemplated a change in the name of the Registrant to Asia Web Holdings, Inc. and since the completion of the transaction required increasing the authorized shares of Common Stock from 50,000,000 to 100,000,000.

                  The Agreement provided that prior to closing, the Bylaws of the Registrant and its wholly owned subsidiary would be amended to increase the Board of Directors to eight (8) directors. Upon closing, the Agreement contemplated that when the Registrant solicited proxies for approval of the Agreement by the Shareholders, it would also solicit proxies for the election of a Board of Directors consisting of eight persons, six (6) of which were to be designated by the Seller and two of which were to be designated by the current management.

                  The Agreement further contemplated that, upon closing, Michael Schaffer, the Registrant's current Chief Executive Officer would enter into an employment agreement in which Mr. Schaffer i) would serve as Chief Executive Officer for a period of five (5) years; ii) receive an annual salary of $150,000 per year plus a qualified option package; iii) may be terminated by the Registrant, at any time, by providing him with a severance of 1 1/2 years of compensation at any time during the first year, 1 year compensation during the next three years, and 1/2 year compensation during the fifth or last year. The Agreement further contemplated providing Lawrence Schaffer, President, and Waddy Stephenson, Chief Technical Officer similar employment contracts at their present compensation levels.

                  The Agreement contemplated that closing would occur no later than August 31, 2000 and that the Agreement could be terminated by either party if the closing did not occur by that date.

                  Closing was also subject to the approval of the Indonesian Badan Penanaman Modal or Investment Board and was obtained on March 27, 2000. Closing was also subject to the approval of the Ministry of Laws and Legislation of the amended Articles of Association of JDI reflecting the position of the Registrant as a shareholder. Final approval of the Ministry of Laws and Legislation was obtained on June 6, 2000. Amended and final approval of Badar Penanaman Modal or Investment Board was obtained on June 16, 2000.

                  The Agreement also contemplated that the Seller would transfer the JDI stock to an offshore entity which would be substituted in the in the place of the Seller.

                  The Annual Meeting of Stockholders was held on May 22, 2000 and at that meeting, the shareholders of the Registrant approved and adopted the following:

                  (1) Amended and Restated Stock Purchase Agreement, dated as of March 24, 1999 (the "Agreement"), by and among AcuBid, AcuBid Acquisition Corporation ("Acquisition Corp."), PT Jaring Data Interaktif ("JDI") and Adisatrya Suryo Sulisto ("Sulisto") or his assignee pursuant to which AcuBid, through Acquisition Corp., wouldl purchase 90% of the issued and outstanding shares of JDI from Sulisto in exchange for 44,000,000 shares of AcuBid common stock, par value $.001 per share (the "Common Stock")This agreement also contemplated that at the time of the Acquisition, Selim K. Zilkha Trust ("Zilkha") who had indicated an interest in acquiring shares of the Registrant if the Acquisition is completed, would purchase 5,000,000 shares of Common Stock at $2.00 per share for an aggregate purchase price of $10,000,000.

                  (2) Amendments to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares and change the name of the Company to Asia Web Holdings, Inc.;

                  (3) The election of the Michael Schaffer; Waddy Stephenson; Tjahjono Soerjodibroto; William Millard; Terry Giles; Raj Singam; Gordon Holterman; and, Bosko Djordjevic to the Board of Director for a term of one year and effective upon Closing;

                  (4)      The 1999 Incentive Equity Plan;

                  (5)      The 1999 Stock Option Plan for Non-Employee
                           Directors; and,

                  (6) The ratification of the appointment of Israeloff, Trattner & Co., P.C. as the Registrants independent auditors for the fiscal year ending August 31, 2000.

                  Implementation of No.2 above was condition on approval of No. 1 and the completion of the Acquisition. The election of the six directors recommended by Sulisto (all of the above, excluding Michael Schaffer and Waddy Stephenson) was only to be effective upon closing of the Acquisition.

                  On June 2, 2000, Registrant filed the Restated Certificate of Incorporation of Acubid.com, Inc. changing the authorized shares and changing the name of the Company from Acubid.com, Inc. to Asia Web Holdings, Inc.

                  Between May 22, 2000 and June 28, Registrant entered into the following agreements with the officers and directors, including some of the directors whose election was to be effective upon closing:

                  Michael Schaffer

                  An employment agreement between Michael Schaffer and Asia Web Holdings, Inc was entered into on June 1, 2000. In return for his serving as Chief Executive Officer for the next five years, Mr. Schaffer will receive an annual salary of $150,000 plus a monthly car allowance of $500. Additionally, in the employment agreement, Mr. Schaffer was granted options to purchase 500,000 shares of common stock. Of those 500,000 options, 300,000 are non-qualified options and subject to the terms of a Stock Option Agreement also executed on June 1, 2000. The remaining 200,000 options are incentive equity options and subject to the terms of the Company's Incentive Equity Plan. The non-qualified options vest at a rate of 150,000 per year, the first vesting commencing immediately with the signing of the employment agreement. The exercise price for the non-qualified options shall be $2.50 per share. The incentive equity options vest at a rate of 40,000 per year, the first vesting commencing immediately with the signing of the employment agreement. The exercise price for the incentive equity options is $2.50 per share. No additional director compensation is presently provided to Mr. Schaffer. In the event Mr. Schaffer is terminated by the Registrant without cause, Registrant is obligated to pay Mr. Schaffer: (a) an amount equal to one and one half times one year of the his base salary if his employment is terminated within the first year; (b) an amount equal to one year of his base if Mr. Schaffer is terminated during the three years following the first anniversary of the employment agreement; and, (c) an amount equal to one half of one year of the base salary if Mr. Schaffer is terminated any time thereafter during the term of the employment agreement.

                  Waddy Stephenson

                  An employment agreement between Waddy Stephenson and Asia Web Holdings, Inc was entered into on June 1, 2000. In return for his serving as Chief Technology Officer for the next five years, Mr. Stephenson will receive an annual salary of $100,000 plus a monthly car allowance of $450. Additionally, in the employment agreement, Mr. Stephenson was granted options to purchase 100,000 shares of common stock. These options are incentive equity options, subject to the terms of the Company's Incentive Equity Plan, and vest at a rate of 40,000 per year, the first vesting commencing immediately with the signing of the employment agreement. The exercise price for the options is $2.50 per share. No additional director compensation is presently provided to Mr. Stephenson. In the event Mr. Stephenson is terminated by the Registrant without cause, Registrant is obligated to pay Mr. Stephenson: (a) an amount equal to one and one half times one year of the his base salary if his employment is terminated within the first year; (b) an amount equal to one year of his base if Mr. Stephenson is terminated during the three years following the first anniversary of the employment agreement; and, (c) an amount equal to one half of one year of the base salary if Mr. Stephenson is terminated any time thereafter during the term of the employment agreement.

                  Lawrence Schaffer

                  An employment agreement between Lawrence Schaffer and Asia Web Holdings, Inc was entered into on June 1, 2000. In return for his serving as President for the next five years, Mr. Schaffer will receive an annual salary of $84,000 plus a monthly car allowance of $450. In the event Mr. Schaffer is terminated by the Registrant without cause, Registrant is obligated to pay Mr.
Schaffer: (a) an amount equal to one and one half times one year of the his base salary if his employment is terminated within the first year; (b) an amount equal to one year of his base if Mr. Schaffer is terminated during the three years following the first anniversary of the employment agreement; and, (c) an amount equal to one half of one year of the base salary if Mr. Schaffer is terminated any time thereafter during the term of the employment agreement.

                  Terry Giles

                  An agreement between Terry Giles and Asia Web Holdings, Inc was entered into on June 14, 2000. In return for his serving as a Director of Asia Web Holdings, Inc for the next five years, Mr. Giles was granted options to purchase 500,000 shares of common stock. These options are non-qualified options and vest at a rate of 100,000 per year, the first vesting commencing immediately with the signing of the agreement. The exercise price for the options is $2.00 per share.

                  William Millard

                  An agreement between William Millard and Asia Web Holdings, Inc was entered into on June 14, 2000. In return for his serving as a Director of Asia Web Holdings, Inc for the next five years, Mr. Millard was granted options to purchase 500,000 shares of common stock. These options are non-qualified options and vest at a rate of 100,000 per year, the first vesting commencing immediately with the signing of the agreement. The exercise price for the options is $2.00 per share.

                  Tjahjono Soerjodibroto

                  A services agreement between Tjahjono Soerjodibroto and Asia Web Holdings, Inc was entered into on June 28, 2000. In return for his serving as Director and Chairman of the Board for the next five years, Mr. Soerjodibroto will receive an annual salary of $200,000. Additionally, in the services agreement, Mr. Soerjodibroto was granted options to purchase 150,000 shares of common stock. These options are non-qualified options and vest at a rate of 30,000 per year, the first vesting commencing at the end of the first year of service. The exercise price for the options is $2.00 per share.

                  Bosko Djordjevic

                  Mr. Djordjevic presently has no compensation package from Asia Web Holdings, Inc.


                  Gordon Holterman

                  Mr. Holterman presently has no compensation package from Asia Web Holdings, Inc.

                  Raj Singam

                  Mr. Singam presently has no compensation package from Asia Web Holdings, Inc.

                  Pursuant to a Sale and Purchase Agreement dated June 12, 2000, between Adisatrya Suryo Sulisto and Alanberg Pte. Ltd., a Singapore corporation, ("Alanberg" or "Seller"), Alanberg assumed all of the duties, rights and obligations of Sulisto under the Amended and Restated Stock Purchase Agreement.

                  By June 19, 2000, all required Indonesian regulatory approval and all conditions precedent had been fulfilled and the Transaction closed on that date. At the closing, Registrant delivered to Alanberg certificates representing 44,000,000 shares of the Registrant's Common Stock in exchange for 180,000,000 shares or 90% of the issued and outstanding shares of JDI's stock. No other consideration was paid for 90% of the issued and outstanding shares of JDI stock.

                  On June 20,2000, Registrant and Alanberg entered into Amendment No. 1 to the Amended and Restated Stock Purchase Agreement ("Amendment No. 1") amended the provisions of Article III of the Agreement. Amendment No. 1 provided that Seller was to arrange for Zilhka to purchase 1,000,000 shares of Registrants Series B Preferred Stock (convertible into 5,000,000 common shares) at $10.00 per share (the "Preferred Shares"). Amendment No. 1 also provided that Zilkha was to receive a Warrant to purchase an additional 5,000,000 shares of Common Stock exercisable at $2.00 per share for the first three years after the closing of the Transaction and $4.00 per share for an additional two years thereafter. Additionally, Zilkha was to receive a second warrant to purchase an additional 2,000,000 shares of Common Stock exercisable at $5.00 per share for five years after the closing of the Transaction. Amendment III also provided that Zilkha was entitled to all the same rights, remedies and other benefits under the Agreement as the Seller, including registration rights.

                  On June 20, 2000, Registrant entered into a Registration Rights Agreements with Zilkha which provided that Zilkha was entitled to one demand registration and an unlimited number of incidental or "piggyback" registrations. In all "piggyback" registrations, the Registrant was to pay all costs and expenses with the exception of underwriting commissions and discounts, transfer taxes and legal fees for the selling shareholders. As for the demand registration, the Registrant was to pay all costs and expenses with the exception of underwriting commissions and discounts, transfer taxes and legal fees and Commission and NASD filing fee, and state securities registration and filing fees attributable solely to inclusion of the selling shareholders' stock in the registration statement.

                  On June 20, 2000, Registrant filed the Certificate of Designations of the Series B Preferred with the Delaware Secretary of State. The Preferred Shares have a Stated Value of $10.00 per share, rank senior to all other securities of the Registrant, including later authorized classes, have a liquidation preference, and are convertible, at any time into five common shares for each preferred share. The Preferred Shares also contain an Economic Anti-Dilution provision in the event that the Registrant sells Common Stock at a more advantageous price than Two Dollars per share within ten years of the issuance of the Preferred Shares.

                  On June 23, 2000, the Company closed the Private Placement transaction with Zilha, issuing 1,000,000 shares of Series B Preferred Stock and the two warrants described above, in exchange for 10,000,000.


ITEM 7  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired - Financial Statements of JDI required to be filed with this Form 8-K are not presently available and will be filed as an amendment to the Form 8-K as they become available, but not later than 60 days from the due date for the filing of this report.

         (b) Pro Forma Financial Information - The pro forma financial information will be filed as an amendment to this Form 8-K as soon as it becomes available but not later than 60 day s from the due date for the filing of this report.

         (c) Exhibits - Exhibits filed in conjunction with this report in accordance with Item 601 of Regulation S-K are as follows:

Exhibit                    Description                                                           Page
-------                    -----------                                                           ----
2.1                        Stock Purchase Agreement Executed March 13, 2000
                           (Filed with Form 8-K on March 29, 2000)

2.2                        Amended and Restated Stock Purchase Agreement
                           Executed March 27, 2000 (Filed with Form 8-K on
                           March 29, 2000 and Registrant's Definitive Proxy filed on May 3, 2000)

2.3                        Amendment No. 1 to the Amended and Restated Stock
                           Purchase Agreement Executed June 20, 2000

3(i)                       Restated Certificate of Incorporation of Acubid.com,
                           Inc. (filed with Registrant's Definitive Proxy on May
                           3, 2000.)

4.1                        Certificate of Designations of the Series B Preferred Stock
                           Filed June 20, 2000

4.2                        Warrant 1 Dated June 20, 2000 granted Selim Zilhka Trust

4.3                        Warrant 2 Dated June 20, 2000 granted Selim Zilhka Trust

10.1                       Employment Agreement with Michael Schaffer dated June
                           1, 2000

10.2                       Stock Option Agreement with Michael Schaffer dated June
                           1, 2000

10.3                       Employment Agreement with Waddy Stephenson dated June
                           1, 2000

10.4                       Employment Agreement with Lawrence Schaffer dated June
                           1, 2000

10.5 Director's Compensation Agreement dated June 14, 2000 with Terry Giles

                                       11

10.6 Director's Compensation Agreement dated June 14, 2000 with William Millard

10.7 Director's Compensation Agreement dated June 28, 2000 with Tjahjono Soerjodibroto

10.8                       Purchase and Sale Agreement dated June 12, 2000 between
                           Adisatrya Suryo Sulisto and Alanberg Pte Ltd, a Singapore
                           Corporation

10.9                       Registration Rights Agreement dated June 20, 2000 between
                           Registrant and the Selim Zilhka Trust




                                   SIGNATURES

                  Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          ACUBID.COM, INC. (Registrant)


Date:    July 5, 2000



By: /S/ Lawrence Schaffer
    ---------------------------------
        Lawrence Schaffer, President


                                INDEX TO EXHIBITS

Exhibit                    Description                                                           Page
-------                    -----------                                                           ----
2.1                        Stock Purchase Agreement Executed March 13, 2000
                           (Filed with Form 8-K on March 29, 2000)

2.2                        Amended and Restated Stock Purchase Agreement
                           Executed March 27, 2000 (Filed with Form 8-K on
                           March 29, 2000 and Registrant's Definitive Proxy filed on May 3, 2000)

2.3                        Amendment No. 1 to the Amended and Restated Stock
                           Purchase Agreement Executed June 20, 2000

3(i)                       Restated Certificate of Incorporation of Acubid.com,
                           Inc. (filed with Registrant's Definitive Proxy on May
                           3, 2000.)

4.1                        Certificate of Designations of the Series B Preferred Stock
                           Filed June 20, 2000

4.2                        Warrant 1 Dated June 20, 2000 granted Selim Zilhka Trust

4.3                        Warrant 2 Dated June 20, 2000 granted Selim Zilhka Trust

10.1                       Employment Agreement with Michael Schaffer dated June
                           1, 2000

10.2                       Stock Option Agreement with Michael Schaffer dated June
                           1, 2000

10.3                       Employment Agreement with Waddy Stephenson dated June
                           1, 2000

10.4                       Employment Agreement with Lawrence Schaffer dated June
                           1, 2000

10.5 Director's Compensation Agreement dated June 14, 2000 with Terry Giles

10.6 Director's Compensation Agreement dated June 14, 2000 with William Millard

10.7 Director's Compensation Agreement dated June 28, 2000 with Tjahjono Soerjodibroto

10.8                       Purchase and Sale Agreement dated June 12, 2000 between
                           Adisatrya Suryo Sulisto and Alanberg Pte Ltd, a Singapore
                           Corporation

10.9                       Registration Rights Agreement dated June 20, 2000 between
                           Registrant and the Selim Zilhka Trust


                                       13